Net finance income/(costs) (Tables)	12 Months Ended
Dec. 31, 2024
Net Finance Income (Costs) [Abstract]
Schedule of Net Finance Costs

	2024	2023	2022
(in $ millions)	$	$	$
Financial assets measured at amortized cost - interest income (primarily time deposits, debt investments and cash and cash equivalents)	187	197	107
Net foreign exchange gain	—	1	—
Finance income	187	198	107
Financial liabilities measured at amortized cost – interest expense	(41)	(99)	(165)
Net foreign exchange loss	(65)	—	(1)
Finance costs	(106)	(99)	(166)
Net change in fair value of financial assets and liabilities	*	(39)	(294)
Net finance income/ (costs) recognized in profit or loss	81	60	(353)
*Amount less than $1 million